Rule 497(e)

Registration No. 002-85030

1940 Act File No. 811-03851

SUPPLEMENT DATED SEPTEMBER 13, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2019

OF

Nicholas II, Inc.

THIS SUPPLEMENT UPDATES THE STATEMENT OF ADDITIONAL INFORMATION.

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE STATEMENT OF ADDITIONAL INFOMARTION FOR FUTURE REFERENCE.

The purpose of this supplement is to notify the shareholders of Nicholas II, Inc. (the “Fund”) effective August 1, 2019, Mr. Timothy P. Reiland submitted his bona fide resignation as a Director of the Fund. Accordingly, all references to Mr. Reiland in the Statement of Additional Information are deleted and should be disregarded in their entirety.